Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BioSante Pharmaceuticals, Inc. (the “Company”) on Form 10-KSB for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen M. Simes, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen M. Simes
Stephen M. Simes
President and Chief Executive Officer
March 31, 2003

A signed original of this written statement required by Section 906 has been provided to BioSante Pharmaceuticals, Inc. and will be retained by BioSante Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BioSante Pharmaceuticals, Inc. (the “Company”) on Form 10-KSB for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip B. Donenberg, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary
March 31, 2003

A signed original of this written statement required by Section 906 has been provided to BioSante Pharmaceuticals, Inc. and will be retained by BioSante Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.